Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No.1 to the Quarterly Report on Form 10-Q/A for the quarterly period ended June 30, 2015 of Tribute Pharmaceuticals Canada Inc. (the “Company”) for the period ended June 30, 2015 (the “Report”), the undersigned hereby certifies in his capacity as Chief Financial Officer of the Company pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1.           the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 29, 2016	/s/ Scott Langille
Scott Langille
Chief Financial Officer (principal financial officer)